SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21559	04-3320515
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 15, 2006, Viisage Technology, Inc. (“Viisage”) issued a press release regarding its results of operations and financial condition for the quarter ended March 31, 2006, and held a conference call (the “Conference Call”) to discuss those results. On the Conference Call, Viisage disclosed information that was not included in the press release regarding guidance for its results of operations for the quarter ending June 30, 2006. The text of the information with respect to the guidance is included in Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report, including the related exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in such item and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On the Conference Call, Viisage also disclosed information that was not included in the press release regarding an extension to Viisage’s drivers’ license contract with the Pennsylvania Department of Transportation. The text of the information with respect to such contract is included in Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: May 16, 2006

By: /s/ Bradley T. Miller

        Bradley T. Miller

        Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Selected text from May 15, 2006 conference call.

99.2	Selected text from May 15, 2006 conference call.

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